Exhibit 10.9
FIRST AMENDMENT TO THE
AMGEN SUPPLEMENTAL RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2009
The Amgen Supplemental Retirement Plan as Amended and Restated Effective January 1, 2009 (the “Plan”) is hereby amended, effective April 11, 2011, as follows:
     The list of Participating and Subsidiaries and Affiliates of Amgen Inc. in Appendix A is amended and restated to read as follows:
          1. Amgen USA Inc. — January 1, 2002
          2. BioVex, Inc. — April 11, 2011
          3. Immunex Corporation — January 1, 2003
          4. Immunex Manufacturing Corporation — January 1, 2003
          5. Immunex Rhode Island Corporation — January 1, 2003
          6. Amgen Worldwide Services, Inc. — January 1, 2004
          7. Amgen San Francisco, LLC — January 1, 2005
          8. Tularik Pharmaceutical Company — January 1, 2005
          9. Amgen Fremont Inc. — July 1, 2006
          10. Amgen Mountain View Inc. — January 1, 2007
To record this First Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 7th day of April, 2011.

AMGEN INC.
By:	/s/ Brian McNamee
Brian McNamee
Senior Vice President, Human Resources